UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 30, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14646 N. Kierland Blvd., Suite 260, Scottsdale, Arizona 85254

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(602) 903-7802

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Pursuant to the requirements of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), Heckmann Corporation, a Delaware corporation (the “Company”), hereby amends its Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on December 6, 2012 (the “12/6/12 Form 8-K”), for the purpose of filing the pro forma financial information required by Item 9.01 of Form 8-K with respect to the merger of Badlands Power Fuels, LLC, a Delaware limited liability company, formerly Badlands Energy, LLC, a North Dakota limited liability company (“Power Fuels”), with and into a wholly-owned subsidiary of the Company (the “Power Fuels Merger”), in accordance with Rule 3-14 and Article 11 of Regulation S-X.

In addition, included as Exhibit 99.2 hereto are certain updates and modifications to the risk factors contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and Exhibit 99.3 of the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2012. The updated risk factors contained in Exhibit 99.2 hereto (the “Risk Factors”) should be carefully considered along with any other risk factors related to the Company’s business identified in the Company’s other periodic and current reports filed with the SEC. The occurrence of any one or more of these risks could materially and adversely affect the Company’s business, financial condition and results of operations.

Section 8 – Other Events

Item 8.01	Other Events

The Risk Factors are filed herewith as Exhibit 99.2.

Forward Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, as amended, including statements related to the Power Fuels Merger, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties are discussed in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Do not rely on any forward-looking statement, as the Company cannot predict or control many of the factors that ultimately may affect its ability to achieve the results estimated. The Company makes no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

Section 9 – Financial Statements and Exhibits

In accordance with Article 11 of Regulation S-X, the Company hereby files the following pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

As discussed in the 12/6/12 Form 8-K, the Company completed the Power Fuels Merger on November 30, 2012. The required unaudited pro forma financial information as of and for the year ended December 31, 2011, and the nine months ended September 30, 2012, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

(d) Exhibits

Number	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2011, and the nine months ended September 30, 2012

99.2	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: February 8, 2013	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2011, and the nine months ended September 30, 2012

99.2	Risk Factors